UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 3, 2012

UNITED COMMUNITY BANKS, INC.
(Exact name of registrant as specified in its charter)

Georgia	No. 001-35095	No. 58-180-7304
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

125 Highway 515 East
Blairsville, Georgia  30512
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(706) 781-2265

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 3, 2012, United Community Banks, Inc. (the “Company”) was served with a lawsuit filed by FILB Co-Investments LLC (“FILB”) against the Company in New York federal court.  The lawsuit relates to purported contractual rights that FILB claims were assigned to it by Fletcher International, Ltd (“Fletcher”).  The Company believes the lawsuit is meritless for several reasons, and will defend it aggressively.

The purported assignment to FILB from Fletcher relates to a dispute between those two entities emanating from a redemption request to Fletcher by several investors in one of Fletcher’s funds.  That dispute involves judicial proceedings in the Cayman Islands that resulted in the Grand Court of the Cayman Islands ordering the liquidation of a Fletcher fund, with FILB now being managed by a court-appointed liquidator.  According to public reports, Fletcher has now filed for bankruptcy protection and is seeking to prevent the liquidation from continuing.  The Company believes that FILB has filed this lawsuit in an attempt to preserve all possible rights, regardless of merit, that might be pursued as a result of the liquidation.

FILB alleges that, among other things, the Company breached its obligation to deliver 76 shares of preferred stock of the Company to FILB and that the investment period with respect to FILB’s purportedly assigned right to purchase the Company’s preferred stock is continuing.  FILB also claimed that the Company’s 2011 reclassification of its common stock in the form of a 1-for-5 reverse stock split, or recombination, should be ignored for purposes of calculating the number of shares of the Company’s common stock issuable upon the redemption of the Company’s preferred stock.

The Company strongly disagrees with each of these claims and fully expects its position to prevail if the ligation proceeds.

Except for the historical information contained in this report, the statements made by the Company are forward-looking statements that involve risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995.  For a discussion of some risks and other factors that may cause such forward-looking statements to differ materially from actual results, please refer to the Company’s filings with the Securities and Exchange Commission, including its 2011 Annual Report on Form 10-K under the sections entitled “Forward-Looking Statements” and “Risk Factors”.  Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

	By:	/s/ Rex S. Schuette
Rex S. Schuette
Executive Vice President and
Chief Financial Officer

Date: July 5, 2012